SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------


                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             (AMENDMENT NO. 1)


 Date of Report (Date of earliest event reported):  July 4, 1998


                              SAKS HOLDINGS, INC.
 ------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


 Delaware                             001-14346                  52-1685667
-------------------------------------------------------------------------------
 (State or Other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


 12 East 49th Street, New York, NY                                      10017
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                           (Zip Code)


 Registrant's telephone number, including area code     (212) 940-4048
                                                   ----------------------------

      Saks Holdings, Inc. (the "Company") hereby amends its current report on Form 8-K filed July 9, 1998 (the "Form 8-K"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Form 8-K.

 ITEM 5. OTHER EVENTS.

      In the Form 8-K and in the joint press release of the Company and Proffitt's, Inc. ("Proffitt's") dated July 5, 1998 filed as Exhibit 99.3 to the Form 8-K, the aggregate percentage ownership of the Investcorp Affiliates in the outstanding shares of Company Common Stock was inadvertently misstated as "approximately 18%." The correct aggregate percentage ownership of the Investcorp Affiliates in the outstanding shares of Company Common Stock is "approximately 15.2%."

      The response set forth in Item 5 of the Form 8-K is hereby amended to read in its entirety as follows:

           On July 4, 1998, Saks Holdings, Inc. (the "Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Proffitt's, Inc., a Tennessee corporation ("Proffitt's"), and Fifth Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Proffitt's ("Merger Sub"), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Proffitt's (the "Merger"). Following the Merger, Proffitt's will change its name to Saks Incorporated. Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of both companies, holders of outstanding common stock of the Company ("Company Common Stock") will receive 0.82 of a share of common stock of Proffitt's ("Proffitt's Common Stock") for each share of Company Common Stock held by them immediately prior to the effective time of the Merger.

           The Merger is subject to certain conditions, including regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, an effective registration statement filed with the Securities and Exchange Commission and approval by the stockholders of both the Company and Proffitt's. The Merger has been structured as a tax-free transaction and will be accounted for as a pooling of interests.

           Pursuant to the Merger Agreement, the Company and Proffitt's have agreed that the Company will have the right to designate three nominees (two of whom shall be members of senior management of the Company) to the Board of Directors of Proffitt's.

           In addition, pursuant to the Merger Agreement, Proffitt's and the Company have agreed to work together to enter into employment agreements, substantially in accordance with certain terms set forth in Exhibits C and D to the Merger Agreement, with Philip B. Miller, the Chairman and Chief Executive Officer of the Company, and Brian E. Kendrick, the Vice Chairman and Chief Operating Officer of the Company, pursuant to which, following the Merger, Messrs. Miller and Kendrick will remain in their current positions with the Company. It is also expected that Messrs. Miller and Kendrick will join the Board of Directors of Proffitt's (as two of the three designees referred to above).

           In connection with the Merger Agreement, on July 4, 1998, Proffitt's entered into an agreement (the "Stockholders Agreement") with Investcorp S.A. and its affiliates, which own in the aggregate approximately 15.2% of the outstanding shares of Company Common Stock (collectively, the "Investcorp Affiliates"), pursuant to which the Investcorp Affiliates agreed to vote the shares of Company Common Stock owned by them in favor of the Merger. In addition, in connection with the Merger, Proffitt's entered into an agreement (the "Registration Rights Agreement") with the Investcorp Affiliates pursuant to which Proffitt's granted certain rights to the Investcorp Affiliates regarding registration for resale of Proffitt's Common Stock to be received by them in the Merger.

           The foregoing is a summary only and is qualified in its entirety by reference to the Merger Agreement (including the exhibits thereto), the Company Stockholders Agreement and the Registration Rights Agreement, each of which is filed as an exhibit hereto.

           On July 5, 1998, the Company and Proffitt's issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is filed as an exhibit hereto and is incorporated by reference herein.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

      (c) Exhibits.

      The following exhibits are filed as part of this report:

 2.1   Agreement and Plan of Merger, dated as of July 4, 1998, among
       Proffitt's, Inc., Fifth Merger Corporation and Saks Holdings, Inc.    *

 99.1  Stockholders' Agreement, dated as of July 4, 1998, among
       Proffitt's, Inc. and the individuals and other parties listed
       on Schedule A thereto.                                                *

 99.2 Registration Rights Agreement, dated as of July 4, 1998, between Proffitt's, Inc. and certain specified stockholders of Saks
       Holdings, Inc.                                                        *

 99.3  Joint Press Release of Saks Holdings, Inc. and Proffitt's, Inc.
       dated July 5, 1998.                                                   *

 99.4  Analysts' Conference Call Script.                                     *


(*)  Previously filed.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SAKS HOLDINGS, INC.


 Dated: July 17, 1998               By:        /s/  Mark E. Hood
                                        ------------------------------------
                                        By:      Mark E. Hood
                                        Title:   Senior Vice President and
                                                 Chief Accounting Officer


                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                 DESCRIPTION
------------------------------------------------------------------------------

 2.1   Agreement and Plan of Merger, dated as of July 4, 1998, among
       Proffitt's, Inc., Fifth Merger Corporation and Saks Holdings, Inc.    *

 99.1  Stockholders' Agreement, dated as of July 4, 1998, among
       Proffitt's, Inc. and the individuals and other parties listed
       on Schedule A thereto.                                                *

 99.2 Registration Rights Agreement, dated as of July 4, 1998, between Proffitt's, Inc. and certain specified stockholders of Saks
       Holdings, Inc.                                                        *

 99.3  Joint Press Release of Saks Holdings, Inc. and Proffitt's, Inc.
       dated July 5, 1998.                                                   *

 99.4  Analysts' Conference Call Script.                                     *


 (*)  Previously filed.